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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2001

THE MILLS CORPORATION

Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12994 (Commission File Number)	52-1802283 (IRS Employer Identification Number)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 526-5000

(Former name or former address, if changed since last report)

Not applicable

THE MILLS CORPORATION

Item 5—Other Events

    Attached as Exhibits to this form are the documents listed below:

Exhibit	Document
1
Terms Agreement, dated August 14, 2001, among The Mills Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Legg Mason Wood Walker, Incorporated
5.1	Opinion of Hogan & Hartson L.L.P.
12.1	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Stock Dividends for The Mills Corporation (supersedes Exhibit 12 to Registration Statement No. 333-13363)
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
/s/ KENNETH R. PARENT Kenneth R. Parent Executive Vice President and Chief Financial Officer

Date: August 17, 2001

EXHIBIT INDEX

Exhibit	Document
1
Terms Agreement, dated August 14, 2001, among The Mills Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Legg Mason Wood Walker, Incorporated
5.1	Opinion of Hogan & Hartson L.L.P.
12.1	Statement of Computation of Earnings to Combined Fixed Charges and Preferred Stock Dividends for The Mills Corporation (supersedes Exhibit 12 to Registration Statement No. 333-13363)
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP

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THE MILLS CORPORATION
SIGNATURE
EXHIBIT INDEX